UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2005

Corning Natural Gas Corporation

(Exact name of registrant as specified in its charter)

New York 0-643 16-0397420

(State or Other Jurisdiction (Commission (IRS Employer

of Incorporation) File Number) Identification No.)

330 West William Street, PO Box 58, Corning, NY 14830

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (607)936-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Corning Natural Gas Corporation

Form 8-K

Item 1.01 Entry into Material Definitive Agreements.

In connection with the supply and credit arrangements described in the Company's Form 8-K dated November 23, 2005 as being under negotiation, the Company executed various agreements, the last of which was signed on December 6, 2005. Through such agreements the Company has: 1. obtained natural gas supplies anticipated to be sufficient for serving its customers in December, 2005; 2. entered supply and financing contracts filed as exhibits to this Form 8-K that allow the Company to obtain supplies of natural gas that are anticipated to be sufficient for serving its customers for the remainder of the 2005-2006 winter heating season; and 3. obtained a re-opening of the Community Bank credit lines. Specifically, ConocoPhillips Company ("Conoco") has continued its deliveries of natural gas to the Company and agreed that the Company has provided sufficient credit assurance so that payments may be made in the ordinary course of business. The Conoco Gas Supply Agreement is filed herewith as Exhibit 10.1. Additionally, KeySpan Corporation ("KeySpan") is currently supplying natural gas to the Company under the KeySpan Gas Supply Agreement, which agreement is filed herewith as Exhibit 10.2. The agreement for the storage supply of natural gas with Sprague Energy is filed herewith as Exhibit 10.3. Associated agreements entered to make the Conoco and KeySpan natural gas supplies available, as well as to make storage gas available to the Company and to re-open the Community Bank credit lines, are filed herewith as Exhibits 10.4 through 10.13.

.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number Exhibit Description

10.1	Base Contract for Sale and Purchase of Natural Gas between ConocoPhillips Company and Corning Natural Gas Corp., dated June 18, 2003, as amended by Transaction Confirmation dated November 9, 2005
10.2	Gas Supply Agreement between KeySpan Gas East Corporation d/b/a KeySpan Energy Delivery Long Island and Corning Natural Gas Corporation, dated December 6, 2005
10.3	Base Contract for Sale and Purchase of Natural Gas between Sprague Energy Corp. and Corning Natural Gas Corp., dated May 1, 2005.
10.4

Intercreditor Agreement by and among ConocoPhillips Company, KeySpan Gas East Corporation d/b/a KeySpan Energy Delivery Long Island, Community Bank, N.A. and Corning Natural Gas Corporation, dated December 6, 2005.

10.5	Security Agreement made by Corning Natural Gas Corporation to KeySpan Gas East Corporation d/b/a KeySpan Energy Delivery Long Island, dated December 6, 2005.
10.6	Collateral Assignment made by Corning Natural Gas Corporation to Community Bank, N.A., dated November 28, 2005.
10.7	First Amendment to Promissory Note/Agreement between Corning Natural Gas Corporation and Community Bank, N.A., dated November 28, 2005.
10.8	Collateral Security Spreader Agreement between Corning Natural Gas Corporation and Community Bank, N.A., dated November 28, 2005.
10.9	Collateral Assignment of Membership Interest, made by Corning Natural Gas Corporation to Community Bank, N.A., dated November 28, 2005.
10.10	Collateral Assignment of Moneys Due or to Become Due Under Promissory Note, made by Corning Natural Gas Corporation to Community Bank, N.A., dated November 28, 2005.
10.11	Security Agreement made by Corning Natural Gas Corporation to Community Bank, N.A., dated November 28, 2005 with respect to a purchase money security interest in certain natural gas supplies.
10.12	Security Agreement made by Corning Natural Gas Corporation to Community Bank, N.A., dated November 28, 2005 with respect to Collateral Assignment.
10.13	Security Agreement made by Corning Natural Gas Corporation to Community Bank, N.A., dated November 28, 2005 with respect to Collateral Assignment of Membership Interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Corning Natural Gas Corporation

Date: December 12 , 2005	By: /s/ Thomas K. Barry
Thomas K. Barry
Chairman and Chief Executive Officer

Date: December 12 , 2005	By: _/s/ K. James Robinson
K. James Robinson
Executive Vice President and Chief Financial Officer